UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): January 26, 2025

Proficient Auto Logistics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42035	93-1869180
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

12276 San Jose Blvd., Suite 426

Jacksonville, FL 32223

(Address of principal executive offices)

Registrant’s telephone number, including area code: (904) 506-7918

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	PAL	Nasdaq Global Market

Item 1.01 Entry into a Material Definitive Agreement

On January 26, 2025, Proficient Auto Logistics, Inc. (the “Company”), Delta Automotive Services, LLC (d/b/a Delta Transport, “Delta”) and John Skiadas (“Mr. Skiadas”), entered into a consulting agreement (the “Consulting Agreement”). Mr. Skiadas is an employee of the Company and a member of the Company’s Board of Directors (the “Board”).

Pursuant to the terms of the Consulting Agreement, Mr. Skiadas will provide advisory services to assist in transitioning responsibilities and workstreams to the Vice President of Operations for the East region, to facilitate Delta’s integration to the Company, among other services. The term of the Consulting Agreement is from December 16, 2024 through February 28, 2025 (the “Termination Date”), provided that the parties may mutually agree to extend the term by up to 90 days.

As compensation for the services provided, Mr. Skiadas will receive a base salary at the annual rate of $250,000 (“Base Salary”), retirement, health, welfare and other fringe benefits comparable to those of other employees of Delta. The Consulting Agreement further provides that the Board will nominate Mr. Skiadas for reelection to the Board at the Company’s next annual meeting of stockholders.

Mr. Skiadas will continue to receive the Base Salary until the earlier of (i) six months from the Termination Date (without regard to any mutually agreed extension of the Termination Date) and (ii) August 31, 2025, which payment shall be in lieu of any severance pay otherwise payable to Mr. Skiadas pursuant to prior agreements between Mr. Skiadas, the Company and Delta. Mr. Skiadas will receive full COBRA premium for health, dental, and vision benefits (if any) from the Termination Date until the earlier of (y) six months from the Termination Date and (z) December 31, 2025, contingent upon Mr. Skiadas’ execution of a release agreement. Mr. Skiadas will be entitled to retain, and receive the title to, his Company automobile upon termination of the Consulting Agreement.

The description of the Consulting Agreement set forth under this Item 1.01 is qualified in its entirety by reference to the complete terms and conditions of the Consulting Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

Stifel Financial Corp. Transportation & Logistics Conference

On January 30, 2025, the Company announced that Rick O’Dell, Chairman and Chief Executive Officer, Amy Rice, President and Chief Operating Officer, and Brad Wright, Chief Financial Officer will attend the Stifel Financial Corp. Transportation & Logistics Conference on February 12, 2025. During this conference, Messrs. O’Dell and Wright and Ms. Rice expect to participate in a series of meetings with members of the investment community. The materials used during the meetings will be posted to the Company’s website that day at proficientautologistics.com under “Investor Relations - Investor Presentations.”

Preliminary Unaudited Financial and Operating Results and Conference Call

On January 30, 2025, the Company also announced that it will issue its preliminary unaudited operating and financial results for the three months ended December 31, 2024 on Tuesday, February 11, 2025 at approximately 4:30 p.m. EST. The release will be followed by an investor conference call at 5:00 p.m. EST to discuss the results. The unaudited results discussed will be preliminary and subject to the completion of accounting and annual audit procedures and are therefore subject to adjustment.

The Company will host an investor conference call at 5:00 p.m. EST on Tuesday, February 11, 2025, to discuss its preliminary unaudited operating and financial results for the three months ended December 31, 2024. Investors are invited to join the conference call by registering through this link: https://register.vevent.com/register/BI401249a1b8524313bd9edbde5b076637; once registered, you will receive a dial-in and a unique pin to join the conference. You may also join the listen-only Webcast at: https://edge.media-server.com/mmc/p/kjwa67bo.

The information in this Item 7.01 and the attached Exhibit 99.1 are being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
10.1*	Consulting Agreement, dated January 26, 2025, by and among Proficient Auto Logistics, Inc., Delta Automotive Services, LLC (d/b/a Delta Transport), and John Skiadas
99.1	Press Release, dated January 30, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Information in this exhibit has been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which statements involve substantial risks and uncertainties. Forward-looking statements generally relate to possible or assume future results of our business, financial condition, results of operations, liquidity, plans and objectives. You can generally identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions that concern our expectations, strategy, plans or intentions. We have based these forward-looking statements largely on our current expectations and projections regarding future events and trends that we believe may affect our business, financial condition and results of operations. The outcome of the events described in these forward-looking statements is subject to risks, uncertainties and other factors described in the section entitled “Risk Factors” in our Registration Statement on Form S-1 (333-278629) (the “Registration Statement”), and elsewhere in the Registration Statement. Accordingly, you should not rely upon forward-looking statements as predictions of future events. We cannot assure you that the results, events and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results, events or circumstances could differ materially from those projected in the forward-looking statements. Forward-looking statements contained in this Current Report on Form 8-K include, but are not limited to, the Company’s expectation regarding its fourth quarter and fiscal year 2024 operating and financial results and the economic conditions in the markets in which the Company operates.

The forward-looking statements made in this Current Report on Form 8-K relate only to events as of the date on which the statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. We do not assume any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 30, 2025.

Proficient Auto Logistics, Inc.

By	/s/ Brad Wright
Brad Wright Chief Financial Officer and Secretary